UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 30, 2007
CITIZENS FIRST CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Kentucky (State or Other Jurisdiction of Incorporation)

001-33126	61-0912615
(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Suite 200, Bowling Green, KY (Address of Principal Executive Offices)	42103 (Zip Code)
(270) 393-0700 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

(a) Effective May 30, 2007, Citizens First Corporation amended its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. A copy of the Articles of Amendment to the Amended and Restated Articles is attached hereto as Exhibit 3.1. A copy of the Amended and Restated Bylaws, as amended, is attached, hereto as Exhibit 3.2. The amendments increased the maximum number of directors on the Corporation’s Board of Directors from fifteen to eighteen.

     (c) Exhibits

Exhibit 3.1 Articles of Amendment to Amended and Restated Articles of Incorporation.

Exhibit 3.2 Amended and Restated Bylaws.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION

Date: June 5, 2007	By:	/s/ Mary D. Cohron
Mary D. Cohron
Chief Executive Officer

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